SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X|      Preliminary Proxy Statement
--------------------------------------------------------------------------------
|_|      Definitive Proxy Statement
--------------------------------------------------------------------------------
|_|      Definitive Additional Materials

|_|      Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                              PIC Investment Trust
                (Name of Registrant as Specified In Its Charter)

                              PIC Investment Trust
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

|X|      No fee required.

|_|     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1)      Title of each class of securities to which transaction applies:


         -----------------------------------------------------------------------

         2)      Aggregate number of securities to which transaction applies:


         -----------------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


         -----------------------------------------------------------------------

         4) Proposed maximum aggregate value of transaction:


         -----------------------------------------------------------------------


|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:


         -----------------------------------------------------------------------

         2)       Form, Schedule or Registration Statement No.:


         -----------------------------------------------------------------------

         3)       Filing Party:


         -----------------------------------------------------------------------

         4)       Date Filed:

                                PRELIMINARY COPY

                    Provident Investment Counsel Mid Cap Fund
                              100 North Lake Avenue
                         Pasadena, California 91101-4106

                            Notice of Special Meeting

         To the Shareholders of the Provident Investment Counsel Mid Cap Fund, a portfolio of the PIC Investment Trust:

         Notice is hereby given that a Special Meeting (the "Meeting") of shareholders of the Provident Investment Counsel Mid Cap Fund (the "Fund"), a separate series of the PIC Investment Trust (the "Trust"), will be held on September 30, 1998 at 10:00a.m., local time, at the offices of Provident Investment Counsel, 300 North Lake Avenue, Pasadena, California 91101. At the Meeting, you and the other shareholders of the Fund will be asked to consider:

         1. The adoption of a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended; and

         2. Any other business that may properly come before the Meeting or any adjournments thereof.

         Shareholders of record at the close of business on July 31, 1998 are entitled to notice of, and to vote at, the Meeting. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY so that a quorum will be present and a maximum number of shares may be voted. If you are present at the Meeting, you may change your vote, if desired, at that time.

                                       By Order of the Board of Trustees

                                       Jeffrey J. Miller
                                       President

Pasadena, California
[                          , 1998]

                                PRELIMINARY COPY

                    Provident Investment Counsel Mid Cap Fund
                              300 North Lake Avenue
                         Pasadena, California 91101-4106

                                 PROXY STATEMENT

         This Proxy Statement is furnished to the shareholders of the Provident Investment Counsel Mid Cap Fund (the "Fund"), a portfolio of PIC Investment
Trust (the "Trust"), on behalf of the Trust's Board of Trustees in connection with the solicitation of voting instructions for use at a Special Meeting of Shareholders of the Fund (the "Meeting") to be held on September 30, 1998], at 10:00a.m., local time, at the offices of Provident Investment Counsel, 300 North Lake Avenue, Pasadena, California 91101 for the purposes set forth below and in the accompanying Notice of Special Meeting. The approximate mailing date of this Proxy Statement is September 4, 1998. At the Meeting the shareholders of the Fund will be asked to consider:

          1. The adoption of a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 as amended (the "1940 Act"); and

          2. Any other business that may properly come before the Meeting or any adjournments thereof.

         The Trust seeks to achieve the Fund's investment objective by investing all of the assets of the Fund in the PIC Mid Cap Portfolio (the "Portfolio"), an open-end management investment company. The Portfolio's investment adviser is Provident Investment Counsel ("PIC"), 300 North Lake Avenue, Pasadena, California 91101. PIC also serves as one of the administrators of the Fund. The Fund's other administrator is Investment Company Administration Corporation, 2020 East Financial Way, Suite 100 Glendora, California 91741. The Fund's principal underwriter is First Fund Distributors, Inc., 4455 East Camelback, Suite 261E, Phoenix, Arizona 85018.

         The Trust will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Fund held of record by such persons. In addition to the solicitation of proxies by mail, officers and employees of the Trust, without additional compensation, may solicit proxies in person or by telephone. The costs associated with such solicitation and the Meeting will be borne by PIC.

         Shareholders of the Fund at the close of business on July 31, 1998 will be entitled to be present and vote at the Meeting. As of that date, there were 419,891 shares of the Fund outstanding and entitled to vote. The affirmative vote of the holders of a majority of the outstanding shares of the Fund is required to approve the Plan. "Majority" for this purpose under the 1940 Act means the lesser of (i) 67% of the shares represented at the meeting if more than 50% of such outstanding shares are represented, or (ii) more than 50% of such outstanding shares.

         Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be counted for or against any adjournment or the proposal to adopt the Plan. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment and against the Plan. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

         Proxies executed by shareholders may be revoked by a written instrument received by the Secretary of the Fund at any time before they are exercised, by the delivery of a later-dated proxy or by attendance at the meeting and voting in person.

          To the knowledge of the Trust's management, as of [insert "most recent practicable date" , 1998] the officers and trustees of the Trust owned, as a group, less than 1% of the shares of the Fund. To the knowledge of the Trust's management, as of July 31, 1998, the only persons owning beneficially more than 5% of the outstanding shares of the Fund were as follows:

                  Name and address                           Amount and nature
Title of class    of beneficial owner                     of beneficial ownership      Percent of Class
--------------    -------------------                     -----------------------      ----------------
common            Larry D Tashjian and                            $592,000                  11.91%
                  Karen D Tashjian Trstes
                  for Tashjian Family Trust
                  DTD 6/13/90
                  612 Bershire Ave
                  La Canda, CA 91011

                  George E Handtmann III Trste                    $592,000                  11.91%
                  for Handtmann Family Trust
                  DTD 12/23/92
                  333 Lampert Rd
                  Carpinteria, CA 93013

                  Jeffrey J Miller and                            $592,000                   11.91%
                  Paula J Miller Trstes
                  for Miller Family Trust
                  DTD 04/09/91
                  1252 El Vaso Street
                  La Canda, CA 91011

                  Robert M Kommerstad                             $592,000                   11.91%
                  and Lila M Kommerstad Trstes
                  for Kommerstad Family Trust
                  DTD 05/16/88
                  218 Deodar Lane
                  Bradbury, CA 91010

                  Name and address                           Amount and nature
Title of class    of beneficial owner                     of beneficial ownership      Percent of Class
--------------    -------------------                     -----------------------      ----------------
common            Bernard J Johnson Trste                         $592,000                   11.91%
                  for the Johnson Family Trust
                  DTD 06/13/75
                  2100 Glenview Terrace
                  Altadena, CA 91001

                  Thomas J & Julie H Condon Trste                 $592,000                   11.91%
                  for the Condon Family Trust
                  DTD 04/05/94
                  850 Holladay Rd
                  San Marino, CA 91108

         The persons named in the accompanying proxy will vote in each case as directed in the proxy, but in the absence of such direction, they intend to vote FOR the proposal to adopt the Plan and may vote in their discretion with respect to other matters not now known to the Board of Trustees that may be presented to the Meeting.

APPROVAL OR DISAPPROVAL OF A RULE 12B-1 PLAN OF DISTRIBUTION

         On September 3, 1998, the Trustees of the Trust, including a majority of those Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the "Plan Trustees"), adopted the Plan.

         The Fund was originally organized, and commenced operation on December 31, 1997, as an investment vehicle for institutional investors. However, it has become apparent to PIC that a significant potential market for the sale of Fund shares is "retail" investors, including self-directed retirement plans (e.g., 401(k) plans). Accordingly, PIC has proposed to the Trustees, and the Trustees have approved adoption of (i) the Plan, (ii) a front-end sales load and (iii) a Shareholder Servicing Agreement, designed, in combination, to facilitate the sale of the Fund's shares, and the provision of services, to retail investors.

         The front-end sales load will not apply to purchases by shareholders who held shares of the Fund prior to September 30, 1998, or to certain other investors. The Shareholder Servicing Agreement provides that the Fund will pay a fee of 0.15% of its average daily net assets to persons who provide certain services to Fund shareholders. Although the front-end sales load and the Shareholder Servicing Agreement do not require shareholder approval, these arrangements are designed to work together with the Plan. If the Plan is not approved by shareholders, the Trustees may reconsider the decision to market the Fund to retail investors and may decide not to implement the investors front-end sales load and the Shareholder Servicing Agreement. If shareholders approve the Plan, the Plan, the front-end sales load and the Shareholder Servicing

Agreement will become effective on September 30, 1998, and the Fund's name will be changed to the Provident Investment Counsel Pinnacle Mid Cap Fund.

         In approving the Plan, the Trustees determined that the fees payable under the Plan are likely to facilitate the sale of shares in the retail market, resulting in higher levels of sales and lower levels of redemptions than otherwise would be obtainable. This in turn should assist in the goal of achieving net positive cash flow into the Fund and an increase in Fund asset size. There can be no assurance, however, that the Fund will achieve net positive cash flow.

         Under the Plan, the Fund will engage PIC to arrange for distribution of shares of the Fund and for the servicing of shareholder accounts through such qualified broker-dealers and other institutions, including banks, pension consultants and record keepers, as PIC may select. PIC is not registered as a broker-dealer under the Securities Exchange Act of 1934, and will not perform any services that would require it to be so registered.

         Under the Plan, the Fund would be authorized to pay up to 0.25% on an annualized basis of the Fund's average daily net assets to PIC in connection with arranging for the provision of certain distribution and shareholder services to the Fund by banks, broker-dealers, pension consultants, record-keepers and others. Distribution services are services primarily intended to result in sales of Fund shares, including, but not limited to: compensation and expenses of registered representatives or other sales and marketing personnel of broker-dealers; printing expenses incurred in printing prospectuses and reports for prospective investors; and the cost of preparing, printing and distributing advertising relating to the Fund. Shareholder service related activities include the furnishing of personal and shareholder account maintenance services to shareholders; processing purchase and redemption orders; and responding to routine telephone inquiries.

         The Plan is a "reimbursement" plan and not a "compensation" plan. This means that payments will be made to PIC only to the extent that expenses are actually incurred for distribution or service related activities. At any given time, the aggregate amount of expenses incurred by PIC in connection with payments for distribution and service related activities may exceed the total payments made by the Fund pursuant to the Plan. Under the Plan, the Fund will maintain records of, and carry forward amounts attributable to, payments or expenses incurred by PIC for distribution and service related activities in excess of 0.25% of the Fund's average daily net assets. Any such amounts within this percentage limitation would be paid in future periods so long as the Plan is in effect.

         The Plan provides that the Board of Trustees will be provided on a quarterly basis with a written report specifying in reasonable detail the amounts expended for distribution and service related activities and the purposes for which such expenditures were made. The Plan, if approved, will remain in effect for one year from the date of such approval, and thereafter from year to year so long as it is approved by a majority of the Trust's entire Board of Trustees, including a majority of the Plan Trustees, unless sooner terminated according to its terms. In accordance with the requirements of Rule 12b-1 under the 1940 Act, the selection and nomination of those Trustees who are not interested persons of the Trust will be committed to the discretion of the disinterested Trustees. The Fund currently is not subject to a 12b-1 Plan. The form of the Plan is attached as Exhibit B.

         PIC has voluntarily undertaken to limit the Fund's annual expenses, including those expenses allocated from the Portfolio. Currently, the cap is
 .99% of the Fund's average daily net assets. This is a voluntary cap, and although PIC has no current intention to terminate it the cap could be terminated (or increased) at any time by PIC. In connection with the Trustees' considering approval of the Plan and the Shareholder Servicing Agreement, PIC advised the Trustees that if the new arrangements are approved, PIC will raise the expense cap to 1.39% (an increase of .40%, representing the .25% fee under the Plan and the .15% fee under the Shareholder Servicing Agreement). If the Plan is not approved, PIC may nevertheless raise, or terminate, the expense cap. Exhibit A includes a comparative table showing the amount of fees and expenses actually paid by the Fund and by Fund shareholders and the amount of fees and expenses that would have been paid had the Plan, the Shareholder Servicing Agreement and the front-end sales load been in effect, based on the four months ended April 30, 1998. (The Fund began operating on December 31, 1997.)

Trustees' Evaluation

         In considering adoption of the Plan, the Board of Trustees considered, among other things: (i) the potential costs and benefits of the Plan to shareholders, including the fact that the adoption of the Plan will increase the level of expenses paid by Fund shareholders; (ii) whether the Plan could be expected to assist in the marketing of Fund shares and reduce the level of share redemptions; (iii) the advantages to the Fund and its shareholders that might result from growth in the Fund's assets, including economies of scale and reduced expense ratios; (iv) the advantages to the Portfolio, and thus indirectly to the Fund and its shareholders, that might result from growth in the Fund's assets, including greater diversification, and the fact that net positive cash flows into the Fund could facilitate portfolio management at the level of the Portfolio by eliminating the need to liquidate favorable portfolio positions in order to generate sufficient cash to satisfy redemption requests; and (v) the competitive situation in the industry involving the adoption of 12b-1 plans by an increasing number of funds, making the Plan a reasonable measure to encourage additional sales and discourage redemptions. The Trustees determined that the ability to compensate broker-dealers, banks and others for distribution and service related activities is likely to result in higher levels of sales and lower levels of redemptions of Fund shares than would otherwise occur. This in turn should assist the Fund in achieving net positive cash flows and an increase in its asset size.

         The Trustees also recognized and considered that possible benefits may be realized by PIC as a result of the adoption of the Plan. If Fund assets grow more rapidly as a result of the implementation of the Plan, the investment advisory and administrative fees payable to PIC by the Portfolio and the Fund (which fees are calculated as a percentage of net assets) will also increase.

          Following their consideration, the Trustees, including the Plan Trustees, concluded that the Plan is in the best interest of the Fund and is reasonably likely to benefit the shareholders. The Plan will not become effective unless approved by shareholders.

Recommendation

         At the  Meeting,  Shareholders  of the Fund will  vote on the  proposed
Plan.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE FOR THE PROPOSAL.


                               GENERAL INFORMATION

Other Matters to Come Before the Meeting

         The Fund's management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxyholders will vote thereon in accordance with their best judgment.

Shareholder Proposals

         The Meeting is a special meeting of shareholders. The Fund is not required to, nor does it intend to, hold regular annual meetings of its shareholders. If such a meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal promptly to the Trust.

Reports to Shareholders

         The Trust will furnish, without charge, a copy of its most recent Annual Report to Shareholders of the Trust on request. Requests for such reports should be directed to the Trust c/o Provident Investment Counsel, 300 North Lake Avenue, Pasadena, California 91101-4022, or to (800) 576-8229.

         IN ORDER THAT THE  PRESENCE  OF A QUORUM AT THE MEETING MAY BE ASSURED,
PROMPT   EXECUTION   AND  RETURN  OF  THE  ENCLOSED   PROXY  IS   REQUESTED.   A
SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.


                                           Jeffrey J. Miller
                                           President

Pasadena, California
[                     , 1998]

                                  EXHIBIT LIST
                                  ------------

Exhibit A - Comparative Expense Information

Exhibit B - Form of 12b-1 Plan

                                                                       Exhibit A


                         Comparative Expense Information

         The following tables show the annualized operating expenses of the Fund based on the four months ended April 30, 1998, calculated as a percentage of average net assets, and the pro forma expenses assuming the proposed Plan, together with the front-end sales load and Shareholder Servicing Agreement, had been in effect during the entire fiscal year. (The Fund began operating on December 31, 1997.) As the Fund seeks to achieve its investment objective by investing all of its assets in the PIC Mid Cap Portfolio, the tables reflect the combined expenses of the Fund and the Portfolio.

Without a Plan of Distribution                               With a Plan of Distribution
------------------------------                               ---------------------------
Shareholder Transaction Expenses                             Shareholder Transaction Expenses

Maximum sales load imposed on purchases                      Maximum sales load imposed on purchases
(as a percentage of Offering Price)               None       (as a percentage of Offering Price)                  5.75%

Maximum sales load imposed on reinvested                     Maximum sales load imposed on Reinvested
dividends                                         None       Dividends                                            None

Deferred sales load                               None       Deferred sales load                                  None(1)

Redemption fees                                   None       Redemption fees                                      None

Annual Fund Operating Expenses                               Annual Fund Operating Expenses
(as a percentage of average net assets)                      (as a percentage of average net assets)

Management fee (paid by the Portfolio)            0.70%      Management fee (paid by the Portfolio)               0.70%

12b-1 fee                                         None       12b-1 fee                                            0.25%

Shareholder services fee                          None       Shareholder services fee                             0.15%

Other expenses of the Portfolio and Fund,                    Other expenses of the Portfolio and Fund,
after reimbursement by PIC                        0.29%      after reimbursement by PIC                           0.29%
                                                -------                                                         ------

                         TOTAL FUND OPERATING                                         TOTAL FUND OPERATING
                                     EXPENSES     0.99%                                           EXPENSES        1.39%

---------------------
(1) The front-end sales load is waived for shareholders who buy $1 million or more in shares. Shareholders who purchase shares on this basis will be charged a 1% fee on redemptions made within one year of purchase.


                  PIC currently waives its fees and reimburses the Fund and the Portfolio for other expenses to the extent necessary to ensure that total Fund operating expenses will not exceed .99% of average daily net assets. Without reimbursement by PIC, total Fund operating expenses would have been 6.32%. If the Plan is adopted, PIC's expense cap will be increased to 1.39%. Without waiver and reimbursement by PIC, total Fund operating expenses after given effect to the Plan and the Shareholder Servicing Agreement would have been 6.72%. PIC's expense cap is voluntary and may be terminated or increased at any time.

Example: Let's say, hypothetically, that the Fund's annual return is 5% and that its operating expenses after waivers and reimbursements are exactly as just described. For every $1,000 you invest, here's how much you would pay in total expenses if you close your account after the number of years indicated:


                    Without a Plan of Distribution   With a Plan of Distribution
                    ------------------------------   ---------------------------

After 1 year                      $10                           $71

After 3 years                     $32                           $99

After 5 years                     $55                          $129

After 10 years                   $121                          $215


This example illustrates the effect of expenses, but it is not meant to suggest actual or expected costs or returns, all of which may vary. The table above summarizes the expenses of both the Portfolio and the Fund.

                                                                       Exhibit B


                   Plan of Distribution Pursuant to Rule 12b-1
                      Under Investment Company Act of 1940


                                  Introduction
                                  ------------

         The Plan of Distribution (the "Plan") set forth below, which is designed to conform to the requirements of Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act") has been adopted by the Board of Trustees of the PIC Investment Trust (the "Trust") on behalf of its Provident Investment Counsel Pinnacle Mid Cap Fund series (the "Fund") and will become effective upon the approval of the Plan by the shareholders of the Fund.

         A majority of the Board of Trustees of the Trust including a majority of those Trustees who are not "interested persons" of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or any agreements related to it (the "Rule 12b-1 Trustees"), have determined by votes cast in person at a meeting called for the purpose of voting on this Plan that there is a reasonable likelihood that adoption of this Plan will benefit the Fund and its shareholders.

         The purpose of the Plan is to create incentives to various entities, including but not limited to banks, broker-dealers, pension consultants and record-keepers, to provide distribution assistance to their customers who are prospective investors in the Fund and ongoing assistance to their customers who are investors in the Fund, and to defray the costs and expenses associated with the preparation, printing and distribution of sales literature, prospectuses for prospective investors and other promotional, distribution and shareholder servicing activities.

                                    The Plan

         The material aspects of the Plan are as follows:

1.       Distribution Activities

         The Fund shall engage Provident Investment Counsel ("PIC"), one of the Fund's administrators, to arrange for distribution of shares of the Fund and for the servicing of shareholder accounts through such qualified broker-dealers and other institutions, including banks, pension consultants and record-keepers, as PIC may select. Services provided and activities undertaken to distribute shares of the Fund are referred to in the Plan as "Distribution Activities."

2.       Reimbursement for Distribution Activities

         The Trust shall reimburse PIC at a rate which shall not exceed 0.25% per annum of the Fund's average daily net assets for all costs incurred by it in performing Distribution Activities. The Fund shall calculate and accrue daily amounts reimbursable by the Fund hereunder and shall pay such amounts monthly on the first day of each month. Costs of PIC subject to reimbursement hereunder are all costs of performing Distribution Activities and include, among others:

         (a) costs of payments made to banks, broker-dealers, pension consultants, record-keepers and other entities that provide distribution and shareholder services to prospective investors or to Fund shareholders , including but not limited to costs of payments made as incentive compensation or to reimburse expenses incurred, such as office space and equipment and telephone facilities;

         (b) costs, including costs of payments, relating to answering routine inquiries regarding the Fund, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Trust's transfer agency or other servicing arrangements;

         (c) costs of payments made pursuant to any Distribution Agreement adopted under this Plan;

         (d) costs, including costs of payments, relating to the formulation and implementation of marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising;

         (e) costs, including costs of payments, of printing and distributing prospectuses, statements of additional information and reports of the Fund to prospective shareholders of the Fund;

         (f) costs, including costs of payments, involved in preparing, printing and distributing sales literature pertaining to the Fund; and

         (g) costs, including costs of payments, involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities on behalf of the Fund that the Trust may, from time to time, deem advisable.

         The Fund shall accrue and carry forward amounts reimbursable that are not paid because they exceed 0.25% per annum of the average daily net assets of the shares of the Fund ("Carry Forward Amounts") and shall pay such amounts within the 0.25% per annum payment rate limitation so long as this Plan, including any amendments hereto, is in effect.

3.       Quarterly Reports; Additional Information

         An appropriate officer of PIC will provide to the Board of Trustees of the Fund for review, at least quarterly, a written report specifying in reasonable detail the amounts expended for Distribution Activities and the purposes for which such expenditures were made in compliance with the requirements of Rule 12b-1.

4.       Effectiveness; Continuation.

         The Plan shall not take effect until it has been approved by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

         If approved by a vote of a majority of the outstanding voting securities of the Fund, the Plan shall, unless earlier terminated in accordance with its terms, continue in full force and effect thereafter for so long as such continuance is specifically approved at least annually by a majority of the Board of Trustees of the Trust and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on the continuation of the Plan.

5.       Termination.

         The Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

6.       Amendments.

         The Plan may not be amended to change the distribution expenses as provided for in Section 2 hereof so as to increase materially the amounts payable under the Plan unless such amendment shall be approved by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. All material amendments of the Plan, including the addition or deletion of categories of expenditures which are reimbursable hereunder, shall be approved by a majority of the Board of Trustees of the Trust and majority of the Rule 12b-1 Trustees by vote cast in person at a meeting called for the purpose of voting on the Plan.

7.       Non-interested Trustees.

         While  the Plan is in  effect,  the  selection  and  nomination  of the
Trustees  who  are  not  "interested  persons"  of  the  Fund   ("non-interested
Trustees") shall be committed to the discretion of the non-interested Trustees.

8.       Preservation of Materials.

         The Fund shall preserve copies of the Plan and any related agreements and all reports made pursuant to Section 3 hereof, for a period of not less than six years from the date of effectiveness of the Plan, such agreements or reports, and for at least the first two years in an easily accessible place.

9.       Meanings of Certain Terms.

         As used in the Plan, the terms, "interested person" and "majority of the outstanding voting securities" will be deemed to have the same meaning that those terms have under the 1940 Act and the rules and regulations under the 1940 Act, subject to any exemption that may be granted to the Trust or the Fund under the 1940 Act by the Securities and Exchange Commission.


                                           Provident Investment Counsel
                                           Pinnacle Mid Cap Fund



                                           By:  ___________________________

PROXY

SPECIAL MEETING OF SHAREHOLDERS OF
PROVIDENT INVESTMENT COUNSEL MID CAP FUND [__________, 1998]

SOLICITED ON BEHALF OF
THE BOARD OF TRUSTEES
OF THE PIC INVESTMENT
TRUST


                  The undersigned hereby appoints Jeffrey J. Miller and Thad Brown, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of Provident Investment Capital Mid Cap Fund (the "Fund"), a separate series of the PIC Investment Trust (the "Trust") to be held on [___________, 1998] at the offices of Provident Investment Counsel, 300 North Lake Avenue, Pasadena, California 91101 at [ .m.], or at any and all adjournments thereof (the "Meeting"), to vote, as designated below, all shares of the Fund held by the undersigned at the close of business on [___________, 1998]. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

A SIGNED PROXY WILL BE VOTED IN FAVOR OF THE PROPOSED 12B-1 PLAN BELOW UNLESS YOU HAVE SPECIFIED OTHERWISE. PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY. YOU MAY VOTE ONLY IF YOU HELD SHARES IN THE FUND AT THE CLOSE OF BUSINESS ON [__________, 1998]. YOUR SIGNATURE AUTHORIZES THE PROXIES TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING WITHOUT LIMITATION ALL MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.



                                   -- OVER --

(1)      Approval of the 12b-1 Plan:

                  FOR [   ]             AGAINST [   ]             ABSTAIN [   ]


Dated: _____________, 1998

                                     ___________________________________________
                                     Signature


                                     ___________________________________________
                                     Title (if applicable)



                                     ___________________________________________
                                     Signature (if held jointly)



                                     ___________________________________________
                                     Title (if applicable)

Please sign exactly as name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.